                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated May 1, 1997, (97-3), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from May 1, 1997 to May 31, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of June, 1997.



                                  GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  ---------------------------
                                 Phyllis A. Knight

                       GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                   MAY 1997



                                 CUSIP#'S  393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                                 TRUST ACCOUNT  #80-4678900
                                 REMITTANCE DATE: 6/16/97

                                                   Total $          Per $1,000
                                                   Amount            Original
                                                 ----------        ------------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                             $8,061,966.10

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                           0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                        8,061,966.10


A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate(5.88875%)    5.88875%
           b. Class A-1 Interest                   108,941.88       2.94437500
           c. Class A-2 Remittance Rate(6.49%)          6.49%
           d. Class A-2 Interest                   337,480.00       2.88444444
           e. Class A-3 Remittance Rate(6.73%)          6.73%
           f. Class A-3 Interest                   284,155.56       2.99111111
           g. Class A-4 Remittance Rate(6.93%)          6.93%
           h. Class A-4 Interest                   385,000.00       3.08000000
           i. Class A-5 Remittance Rate(7.14%)          7.14%
           j. Class A-5 Interest                   180,880.00       3.17333333
           k. Class A-6 Remittance Rate(7.32%
              unless the Weighted Average
              Contract rate is less than 7.32%)         7.32%
           l. Class A-6 Interest                   341,600.00       3.25333333
           m. Class A-7 Remittance Rate (7.64%
              unless the Weighted Average
              Contract rate is less than 7.64%)         7.64%
           n. Class A-7 Interest                   488,960.00       3.39555556

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               MAY 1997 - Page 2

                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97


                                                   Total $          Per $1,000
                                                   Amount            Original
                                                   ------           ----------

3) Amount applied to:

      a. Unpaid Class A Interest
            Shortfall                                    .00           .00

(4)Remaining:
      a. Unpaid Class A Interest
            Shortfall                                    .00           .00

B.   Principal
     (5) Formula Principal Distribution
          Amount                                5,527,410.88           N/A
      a. Scheduled Principal                      233,672.52           N/A
      b. Principal Prepayments                  3,112.685.25           N/A
      c. Liquidated Contracts                            .00           N/A
      d. Repurchases                                     .00           N/A
      e. Current Month Advanced Principal       2,181,053.11           N/A
      f. Prior Month Advanced Principal                  .00           N/A

     (6)  Pool Scheduled Principal Balance    796,653,642.23

    (6b)  Adjusted Pool Principal Balance     794,472,589.12  993.09073640
    (6c)  Pool Factor                             0.99309074

    (7)   Unpaid Class A Principal Shortfall
      (if any)following prior Remittance date            .00

    (8)  Class A Percentage for such Remittance
         Date                                         92.50%

    (9)  Class A Percentage for the following
         Remittance Date                              92.45%

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                               MAY 1997 - Page 3

                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97



 (10) Class A Principal Distribution:

      a. Class A-1                             5,527,410.88  149.38948324
      b. Class A-2                                      .00           .00
      c. Class A-3                                      .00           .00
      d. Class A-4                                      .00           .00
      e. Class A-5                                      .00           .00
      f. Class A-6                                      .00           .00

                                                Total $      Per $1,000
                                                 Amount       Original
                                                 ------      ----------

   (11)  Class A-1 Principal Balance          31,472,589.12  850.61051676
   (11a) Class A-1 Pool Factor                    .85061052

   (12)  Class A-2 Principal Balance         117,000,000.00  1000.0000000
   (12a) Class A-2 Pool Factor                   1.00000000

   (13)  Class A-3 Principal Balance          95,000,000.00  1000.0000000
   (13a) Class A-3 Pool Factor                   1.00000000

   (14)  Class A-4 Principal Balance         125,000,000.00  1000.0000000
   (14a) Class A-4 Pool Factor                   1.00000000

   (15)  Class A-5 Principal Balance          57,000,000.00  1000.0000000
   (15a) Class A-5 Pool Factor                   1.00000000

   (16)  Class A-6 Principal Balance         105,000,000.00  1000.0000000
   (16a) Class A-6 Pool Factor                   1.00000000

   (17)  Class A-7 Principal Balance         144,000,000.00  1000.0000000
   (17a) Class A-7 Pool Factor                   1.00000000

  (18) Unpaid Class A Principal Shortfall
   (if any) following current Remittance
   Date                                                 .00

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 4



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97



C. Aggregate Scheduled Balances and Number of Delinquent Contracts as of Determination Date

    (19)  31-59 days                         127,639.86              4

    (20)  60 days or more                          0.00              0

    (21)  Current Month Repossessions              0.00              0

    (22)  Repossession Inventory                   0.00              0

    (23)  Weighted Average Contract Rate       10.15954


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2001)

(24)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .00%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                               N/A%

(25)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .02%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                               N/A%

                       GREEN TREE FINANCIAL CORPORATION
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                  5.8875%,6.49%,6.73%,6.93%,7.14%,7.32%,7.64%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 5



                         CUSIP#'S   393505-TS1,TT9,TU8,TV4,TW2,TX0,TY8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97


(26) Cumulative Realized Losses Test
     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from April 1, 2001 to
         Mar 31, 2002, 6.5% from April 1, 2002 to Mar.31,
         2003, 8.5% from April 1, 2003 to Mar. 31, 2004 and
         and 9.5% thereafter)                                        0%

(27) Current Realized Losses Test
     (a) Current Realized Losses for current Remittance Date       .00

     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                       0%

(28) Class M-1 Principal Balance Test
     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (must equal
         or exceed 23.25%)                                        7.50%

(29) Class B Principal Balance Test
     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $7,437,576.00                                .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 11.25%                          7.50%

                        GREEN TREE FINANCIAL CORPORATION
             MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.53%
                    PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                               MAY 1997 - Page 6


                         CUSIP#'S   393505-TZ8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97



                                                       Total$       Per $1,000
                                                       Amount        Original
                                                       ------       ----------

CLASS M1 CERTIFICATES
---------------------
(30) Amount available (including Monthly
     Servicing Fee)                               407,537.78

A.   Interest
(31) Aggregate interest
     a.  Class M-1 Remittance Rate (7.53%,
          unless Weighted Average Contract
          Rate is below 7.53%)                          7.53%
     b.  Class M-1 Interest                       200,800.00       3.34666667

(32) Amount applied to Class M-1 Interest
      Deficiency Amount                                  .00                0

(33) Remaining unpaid Class M-1 Interest
      Deficiency Amount                                  .00                0

(34) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall             .00                0

(35) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall             .00                0

B.   Principal
(36) Formula Principal Distribution Amount               .00              N/A
     a.  Scheduled Principal                             .00              N/A
     b.  Principal Prepayments                           .00              N/A
     c.  Liquidated Contracts                            .00              N/A
     d.  Repurchases                                     .00              N/A

(37) Class M-1 Principal Balance               60,000,000.00    1000.00000000
(37a)Class M-1 Pool Factor                        1.00000000

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 7



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97


(38) Class M-1 Percentage for such Remittance
     Date                                           .00%



                                                   Total $         Per $1,000
                                                   Amount           Original
                                                   -------         ----------

(39) Class M-1 Principal Distribution:

     a. Class M-1 (current)                            .00         0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance
        Date                                           .00


(40) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date        .00

(41) Class M-1 Percentage for the following
     Remittance Date                                   .00%


Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                             206,737.78

(2)  Class B-1 Remittance Rate (7.51% unless
     Weighted Average Contract Rate is below 7.51%)   7.51%

(3)  Aggregate Class B1 Interest                106,808.89         3.33777778

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                             .00                .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                .00                .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 8



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97



(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                    .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                    .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date             .00

(8a) Class B Percentage for such Remittance Date          .00

                                                       Total $    Per $1,000
                                                       Amount      Original
                                                     ----------  ------------


     (9)  Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)           .00

     (10a)Class B1 Principal Shortfall                     .00

     (10b)Unpaid Class B1 Principal Shortfall              .00

     (11) Class B Principal Balance              60,000,000.00

     (12) Class B1 Principal Balance             32,000,000.00


Class B2 Certificates
---------------------
     (13) Remaining Amount Available                 99,928.89

     (14) Class B-2 Remittance Rate (8.03%
          unless Weighted Average Contract
          Rate is less than 8.03%)                        8.03%

     (15) Aggregate Class B2 Interest                99,928.89     3.56888889

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               MAY 1997 - Page 9


                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97



(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                               .00          .00

(17) (Remaining Unpaid Class B2 Interest Shortfall       .00          .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance Date            .00

(19) Class B2 Principal Liquidation Loss Amount          .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                                .00

(21) Guarantee Payment                                   .00

(22) Class B2 Principal Balance                28,000,000.00


                                                      Total $     Per $1,000
                                                       Amount      Original
                                                     ----------  ------------


(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                                     .00

(24) 3% Guarantee                                         .00

(25) Class C Residual Payment                             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.51%,8.03%
                   PASS-THROUGH CERTIFICATES, SERIES 1997-3
                              CLASS BCERTIFICATES
                                MONTHLY REPORT
                              MAY 1997 - Page 10



                         CUSIP#'S   393505-UA8,UB8
                         TRUST ACCOUNT #80-4678900
                         REMITTANCE DATE: 6/16/97



(26) Class M-1 Interest Deficiency on such
     Remittance Date                                         .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                                         .00

(28) Repossessed Contracts                                   .00

(29) Repossessed Contracts Remaining
     in Inventory                                            .00